STATEMENT OPERATIONS (Unaudited)	1 Months Ended
Sep. 30, 2025 USD ($) $ / shares shares
Pelican Holdco Inc [Member]
General and administrative expenses	$ (473)
Loss before tax expense	(473)
Income tax expense
Net loss	$ (473)
Weighted average number of common stock outstanding, basic and diluted | shares
Basic and diluted net loss per common share | $ / shares